GAMCO GLOBAL SERIES FUNDS, INC.

Supplement dated July 12, 2022

to

The Gabelli Global Growth Fund’s Summary Prospectus dated April 29, 2022

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”), dated April 29, 2022, of The Gabelli Global Growth Fund (the “Fund”), a series of GAMCO Global Series Funds, Inc. Unless otherwise indicated, all other information included in the Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Summary Prospectus.

The Portfolio Managers

Effective July 1, 2022 (the “Effective Date”), Mr. Christopher D. Ward will no longer serve as an associate portfolio manager of the Fund or as Vice President of GAMCO Investors, Inc.

As a result of this change, all references to Mr. Christopher D. Ward in the Summary Prospectus are hereby deleted.

Please refer to the Fund’s statutory prospectus for additional information about the management of the Fund.

STOCKHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE